                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report                              April 11, 2005
                                                     ---------------------------
          (Date of Earliest Event Reported)           (January 28, 2005)
                                                     ---------------------------

                           Acacia Research Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   000-26068              95-4405754
--------------------------------  ------------------- --------------------------
  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation              File Number)        Identification No.)


      500 Newport Center Drive, Newport Beach, CA                 92660
  ------------------------------------------------------  ----------------------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code            (949) 480-8300
                                                            --------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2         FINANCIAL INFORMATION

         ITEM 2.01         COMPLETION OF ACQUISITION OF ASSETS

         On January 28, 2005, Acacia Global Acquisition Corporation, a newly formed wholly owned subsidiary of Acacia Research Corporation, acquired certain assets from Global Patent Holdings, LLC. The purpose of this amended current report is to file the financial information of the business acquired and the unaudited pro forma financial information listed below, pursuant to Items 2.01 and 9.01 of Form 8-K.

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Financial statements of Global Patent Holdings, LLC for the year ended December 31, 2004 (audited) are filed as Exhibit 99.1 to this Report and incorporated herein by reference.

         (b)      Pro Forma Financial Information

                  Pro forma financial statements relating to the acquisition of certain assets from Global Patent Holdings, LLC, as described above, are furnished as Exhibit 99.2 of this Report and incorporated herein by reference.

         (c)      Exhibits. The following exhibits are included with this Form
                  8-K:

         23.1 Consent of LJ Soldinger Associates LLC, independent certified public accountants of Global Patent Holdings, LLC

         99.1 Financial statements of Global Patent Holdings, LLC for the year ended December 31, 2004 (audited)

         99.2 Unaudited pro forma combined financial statements related to the acquisition of certain assets from Global Patent Holdings, LLC


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ACACIA RESEARCH CORPORATION,
                                    a Delaware corporation


Date:  April 11, 2005               By: /s/ Paul R. Ryan
                                       -----------------------------------------
                                        Paul R. Ryan,
                                        Chairman and Chief Executive Officer